Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section1350, chapter 63 of title 18, United States Code), I, Thomas
V. Geimer, the Chief Executive Officer and Chief Financial Officer of Accelr8 Technology Corporation (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

     The Quarterly Report on Form 10-QSB for the quarter ended April 30, 2003 (the "Form 10-QSB") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Dated: November 12, 2003                     /s/ Thomas V. Geimer
                                             -----------------------------------
                                             Thomas V. Geimer
                                             Chief Executive Officer and
                                             Chief Financial Officer